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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                                 Items 2, 5, 7

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 22, 1997


                           QUESTRON TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)


      DELAWARE                      0-13324                    23-2257354
  (State of incorporation     (Commission File Number)       (IRS Employer
      or organization)                                     Identification No.)


          6400 CONGRESS AVENUE, SUITE 200A, BOCA RATON, FLORIDA 33487
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (561) 241-5251


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                   INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          On September 22, 1997, Questron Technology, Inc. (the "Company") completed the acquisition of California Fasteners, Inc. ("Calfast") from the former shareholders of Calfast. Calfast is a distributor of fasteners and related items, with branches in Anaheim, San Diego and Phoenix. Calfast had revenues of $11 million for the eleven months ended July 31, 1997 and an operating profit of approximately $2 million, after certain adjustments for non-recurring expenses. Calfast will operate as a wholly-owned subsidiary of the Company.

          The Company paid a total of $10,634,441, consisting of $6,594,441 in cash, the assumption of $1,058,712 in net debt and the issuance of 475,106 shares (the "Shares") of common stock of the Company, valued at $2,981,288. Subject to the terms of the Stock Purchase Agreement (the "Agreement"), a copy of which is being filed with this Current Report on Form 8-K as Exhibit 2.0, and the related Put Agreement, being filed with this Report as Exhibit 2.1, the former Shareholders of Calfast were granted the option to sell 125,896 of such Shares back to the Company on a monthly basis in the following manner:
(i) for each of the seven months during the period October 1997 through April 1998, an aggregate of 8,879 Shares per month (valued at $6.275 per Share), and
(ii) for each of the fifty-three months during the period May 1998 through September 2002, an aggregate of 1,203 Shares per month (valued at $6.275 per Share).

          In addition, the consideration is subject to adjustment based upon certain operating performance targets for the years ending December 31, 1997 and 1998. The Company will pay as additional purchase price an amount equal to the aggregate earnings before interest, income taxes, amortization of goodwill, and the allocation of corporate expenses associated with the three branches of Calfast (hereinafter "EBIT") in excess of $1,000,000 for the four month period from September through December 1997. Such additional payment may not exceed $795,559. For the year ended December 31, 1998, the Company will pay as additional purchase price an amount equal to the 1998 EBIT up to a maximum of $3,500,000 (the "1998 Deferred Purchase Price") by delivery of (i) an aggregate amount equal to 50% of the 1998 Deferred Purchase Price up to $1,750,000 in cash; and (ii) shares of the Company's Common Stock, the value of which shall equal 50% of the 1998 Deferred Purchase Price, up to $1,750,000 (based on the then market price of the shares).

          In connection with the acquisition, the Company has also entered into five year employment agreements with Calfast's two former shareholders, Doug Zadow and Terry Bastian.

          The Shares issued have not been registered under the Securities Act of 1933 (the "Act") and may not be resold absent such registration or unless an exception from registration is available. The Company is obligated to file a registration statement under the Act relating to the resale of 125,896 of the Shares.

          In connection with the closing of the Calfast transaction, the Company entered into a new credit facility with the Silicon Valley Bank of Santa Clara, California. The facility consists of a $10,000,000 six-year term loan and a $4,000,000 revolving credit facility. A portion of the funds from the credit facility was used to finance the acquisition of Calfast.



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ITEM 5. OTHER EVENTS

          When used in reports filed with the Securities and Exchange Commission and in other communications by the Company, the words "believes," "anticipates," "expects" and similar expressions are intended to identify in certain circumstances forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those projected, including the risks discussed in the "Risk Factors" set forth below. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward looking statements. The Company also undertakes no obligation to update any forward looking statements.


                                 RISK FACTORS


NO ASSURANCES THAT RECENT OR POSSIBLE FUTURE ACQUISITIONS WILL BE PROFITABLE

          Prior to March 1997, the Company derived its revenues primarily through its wholly-owned subsidiary, Quest Electronic Hardware, Inc. ("Quest"). Subsequent to March 1997, the Company has acquired a number of companies engaged in the distribution of fasteners, electronic hardware and related items. The Company can make no assurances that this combination of businesses will be as successful as each business was independently. In addition, the Company may enter into additional agreements for future acquisitions. The Company can make no assurances that any such acquisitions can be successfully completed or that future acquisitions will be profitable.

NO ASSURANCE OF FUTURE PROFITABILITY OR PAYMENT OF DIVIDENDS

          No assurance can be given that the future operations of the Company or its subsidiaries will be profitable. Should the operations of the Company or its subsidiaries remain profitable, it is likely that the Company or its subsidiaries would retain much or all of the earnings in order to finance future growth and expansion. Therefore, the Company does not presently intend to pay dividends on its Common Stock.

ECONOMIC FACTORS

          The Company's business may be adversely affected by a downturn in the economy as a whole or in the electronics industry in particular. The Company's business would also be adversely affected in the event of a significant increase in interest rates which would result in an increase in the Company's borrowing costs.

DEPENDENCE UPON MAJOR CUSTOMERS

          The Company has developed a customer base consisting of over 3,000 active customers. Over 95% of the Company's sales are recurring sales to existing customers. For the fiscal year ended December 31, 1996 (on a pro forma basis), the Company's 20 largest customers accounted for approximately 50% of its sales, with no one customer contributing more than 14%.

          These sales arrangements are terminable upon short notice and none of these customers is obligated to continue to use the services of the Company at all or at existing prices. The dependence on major customers subjects the Company to significant financial risk in the operation

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of its business should a major customer terminate, for any reason, its business relationship with the Company. The continuing ability of the Company to maintain these customer relationships and to build new relationships is dependent, among other things, upon its ability to maintain the high quality standards demanded by its customers.

POSSIBLE NEED FOR ADDITIONAL FINANCING

          The Company intends to fund its operations and other capital needs substantially from operations and available borrowings under the Company's credit agreement with a bank; however there can be no assurance that such funds will be sufficient for these purposes. In the event that the Company needs additional financing to fund its operations and capital needs or to finance future acquisitions, there can be no assurance that such financing will be available, or that it will be available on acceptable terms.

SUBSTANTIAL COMPETITION

          The market for the Company's products is highly competitive, and the Company encounters substantial competition from domestic businesses. Some of the Company's competitors have substantially greater financial resources and technical expertise than the Company and may offer lower prices on competing products. In addition, such competitors may have substantially greater managerial capabilities than the Company and, consequently, the Company may be at a substantial competitive disadvantage in the conduct of its business. Increased competition could result in product price reductions, reduced margins and loss of market share, all of which could have a material adverse effect on the Company's results of operations and financial condition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a) and (b). The financial statements and pro-forma financial information, required as part of this Form 8-K Report, will be filed not later than 60 days from the date of this Report as an amendment to this Report.

          (c).  Exhibits required by Item 601 of Regulation S-B.

Exhibit No.   Exhibit
-----------   --------
2.0           Stock Purchase Agreement between Questron Technology, Inc. and the Shareholders of California Fasteners, Inc. dated August 29,
              1997.

2.1 Serial Put Agreement between Questron Technology, Inc. and Doug Zadow and Terry Bastian, dated September 22, 1997.

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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        QUESTRON TECHNOLOGY, INC.




Date: October 7, 1997                   By:  /s/ Dominic A. Polimeni
                                             ------------------------
                                                 Dominic A. Polimeni
                                                 Chairman, President and Chief
                                                   Executive Officer

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                                 EXHIBIT INDEX


Exhibit No.    Exhibit
-----------    -------
2.0            Stock Purchase Agreement between Questron Technology, Inc. and the Shareholders of California Fasteners, Inc. dated August 29,
               1997.

2.1 Serial Put Agreement between Questron Technology, Inc. and Doug Zadow and Terry Bastian, dated September 22, 1997.

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